Summary Prospectus

CCM Alternative Income Fund
(The “Fund”)

October 1, 2022

Institutional Shares (CCMNX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at https://www.ccminvests.com/strategies/ccm-alternative-income-fund-ccmnx/. You can also get this information at no cost by calling 1-877-272-1977 or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated October 1, 2022, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated May 31, 2022, are incorporated by reference into this Summary Prospectus.

CCM Alternative Income Fund Summary Prospectus

This Prospectus describes the Institutional Shares of the Fund. The Fund is a series of Community Capital Trust (the “Trust”).

FUND SUMMARY

Investment Objective

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) reduced correlation to conventional stock and bond markets while considering environmental, social and governance (ESG) factors.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses:
Dividend Expense and Prime Broker Fees on Securities Sold Short	0.21%
Other Operating Expenses	0.76%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	1.73%

(1)	Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders.

(2)

The Total Annual Fund Operating Expenses will not correlate to the Fund’s ratios of net expenses to average net assets included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not include indirect expenses, such as acquired fund fees and expenses.

Example

This Example is intended to help you compare the costs of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$176	$545	$939	$2,041

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by utilizing a multi-strategy approach to portfolio construction that attempts to generate a high level of current income and an absolute (or positive) return in various market cycles by employing strategies that exploit disparities or inefficiencies in markets. At the same time, the Fund seeks to provide lower correlation to the traditional stock and bond markets by utilizing various asset allocation or hedging strategies designed to reduce such correlation.

The Fund seeks a high level of current income with a goal of a Securities and Exchange Commission (“SEC”) 30-day yield greater than 3-Month Treasury bills plus 3%. The Fund also seeks reduced correlations to the S&P 500 Index and the Bloomberg Aggregate Bond Index. There can be no assurances that the Fund will achieve any of these goals. These goals can be changed at any time without shareholder approval.

The Fund may employ a variety of investment strategies, including: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; and (ii) event driven strategies, such as special situations and merger arbitrage. Asset and sector allocations are based on the current macro-economic environment and the potential risks inherent in each sector.

The Fund implements these strategies by investing globally, primarily in developed market countries, in a broad range of asset classes, securities and other investments. The Fund may invest in equity securities (primarily dividend-paying equity securities) of all types and capitalization ranges, including but not limited to common stocks, preferred stocks and warrants; investment grade and non-investment grade fixed income securities, including but not limited to notes, bonds, asset-backed securities, debentures and convertible securities,

CCM Alternative Income Fund Summary Prospectus

issued by corporations and governments (including municipal governments); currencies; commodities; investment companies, including closed-end funds, and exchange-traded funds; and exchange-traded notes. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+ or lower by S&P Global Ratings, or have a comparable rating by another nationally recognized statistical rating organization (or, if unrated are determined by the Fund’s investment advisor to be of comparable quality at the time of investment). With respect to the fixed income portion of its portfolio, the Fund has no limit with respect to its portfolio maturity or duration and will not attempt to maintain any pre-set average portfolio duration.

The Fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying security, for speculation (taking a position in the hope of increasing returns), to manage interest rate risk and currency risk, or as part of a hedging strategy (attempting to reduce risk by offsetting one investment position with another). These derivative transactions will involve futures contracts, options and swaps, including options on futures and swaps. The Fund may engage in short-selling for speculation or for hedging purposes. A short sale involves selling a security the Fund does not own. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, i.e. a security the Fund owns, where the maximum loss is the amount invested). When the Fund engages in short-selling for hedging purposes, it is attempting to limit exposure to a possible market decline in the value of one or more of its portfolio securities.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter sector exposure.

The principal strategies employed by the Fund, together with notable sub-categories, are summarized below:

Directional or Tactical Strategies: Directional or tactical trading strategies utilize market movements, trends or inconsistencies when picking securities across a variety of markets. These strategies have a greater exposure to the fluctuations of the overall market than market neutral strategies. These types of strategies may include:

●

Long/Short Equity: This strategy combines core long holdings of equities with short sales of stocks, stock indices, or derivatives related to the equity markets. The strategy attempts to generate income and long-term capital appreciation by developing and actively managing equity portfolios that include both long and short positions.

●	Long/Short Credit: This strategy seeks exposure to credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views.

●

Global Tactical Asset Allocation: This strategy attempts to exploit short-term mispricings among a global set of assets. The strategy focuses on general movements in the market rather than on the performance of individual securities.

Event Driven Strategies: Event driven trading strategies seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. These types of strategies may include:

●

Special Situations: This strategy seeks to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company’s strategy or product mix.

●	Merger Arbitrage: This strategy seeks to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger.

●

Capital Structure Arbitrage: This strategy attempts to take advantage of a pricing inefficiency between two or more securities of the same company. For example, the Fund may buy a senior debt instrument that its investment advisor believes is undervalued, while simultaneously shorting a subordinated debt instrument of the same issuer that is believed to be overvalued.

Fossil-Fuel Free Strategies: The Fund will not invest in the following companies in accordance with maintaining a fossil-fuel free portfolio:

●	Companies in the business of owning[1], extracting, producing, processing, or refining the fossil fuels of oil, gas, and coal.

●	Companies that are in the business of storage, transportation, exploration, or production of carbon-related fuels or energy sources.

●	Companies that are in the oil and gas equipment and services businesses.

The Fund may invest in the following:

●	Utilities that have current fossil fuel power sources above 15% but are actively transitioning to renewal sources.

●	Companies that are pursuing alternative energy technologies or are in alternative energy sectors.

●	Companies that are working to transition away from fossil fuels.

The Fund’s investment advisor allocates the Fund’s assets to the underlying investment strategies based on its analysis of the investment strategy, current market conditions and perceived investment opportunities.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for investors who can accept the risks involved with its investments, such as credit risk and market risk, and who can accept the fact that there will be principal fluctuation. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money

[1]	S&P Global definition: “Companies that hold fossil fuel reserves, which are defined as economically and technically recoverable sources of crude oil, natural gas, and thermal coal.”

CCM Alternative Income Fund Summary Prospectus

by investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Common Stock Risk: Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s investment advisor.

Small- and Medium-Sized Company Risk: The Fund may invest in companies that are smaller, less established, with less liquid markets for their securities, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the frequency and volume of trading in small- and medium-size companies is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issues.

Hedging Transactions Risk: The Fund’s investment advisor, from time to time, may employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the investment advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the investment advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the investment advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Arbitrage or Fundamental Risk: Employing arbitrage strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of assets such as mortgages, commercial or consumer loans, or receivables and other financial assets. Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, disease (including pandemics), embargoes, tariffs or other trade barriers and international economic, political and regulatory developments.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

CCM Alternative Income Fund Summary Prospectus

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in the credit rating of a debt security or of the issuer of a debt security or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Derivatives Risk: Derivatives may pose risks in addition to, and greater than, those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include forward contracts, futures contracts, options (both written and purchased), swaps and options on futures and swaps. Fluctuations in the value of derivative instruments may not correlate perfectly with the overall securities markets.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-

at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program and prescribes reporting requirements in respect of derivatives. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. The Fund was required to comply with Rule 18f-4 beginning August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Environmental, Social and Governance (ESG) Investing Risk: There may be a risk stemming from the ESG factors that the Fund applies in analyzing the portfolio composition of the Fund. The Fund’s investment advisor considers ESG standings of its holdings when analyzing the Fund’s portfolio composition. This may affect the Fund’s exposure to certain companies or industries. ESG standings are only one factor the Fund’s investment advisor considers in managing the Fund’s portfolio and not all of the securities in the portfolio of the Fund will have a high ESG standing. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their ESG investing practices. Among other things, the proposed requirements would mandate that funds meeting one of three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosures related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rule is adopted. The regulatory landscape with respect to ESG investing in the United States and abroad is evolving and any future rules or regulations may require the Fund to change its ESG investment process.

Exchange-Traded Notes (ETNs) Risk: ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or financial institution. ETNs track the performance of a particular market index but do not represent ownership in a pool of securities. ETNs have a stated maturity date but pay no periodic coupon interest and offer no principal protection. ETN investors receive cash payments linked to the performance of the particular market index (less any fees) upon maturity. The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. In addition, trading of ETNs may be halted or de-listed.

Financial Sector Risk: Financial sector risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital, among other factors.

Fixed Income Investments: The Fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities,

CCM Alternative Income Fund Summary Prospectus

Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple rating organizations, the Fund treats the security as being rated in the lower rating category.

Foreign Securities Risk: The risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Futures Contract Risk: A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument at an agreed upon price. The successful use of futures contracts draws upon the Fund’s investment advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses caused by unanticipated market movements, which are potentially unlimited; the Fund’s investment advisor’s inability to predict correctly the direction of securities prices, interest rates and other economic factors; the possibility that the counterparty will default in the performance of its obligations; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements and at a time when it may be disadvantageous to do so.

Investment Company Risk: Investment company risk includes the risks of investing indirectly in affiliated and unaffiliated investment companies, including closed-end funds and exchange-traded funds, through your investment in the Fund. Investors will incur a proportionate share of the expenses of the investment company in which the Fund invests (including operating expenses and management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests in such investment company. Certain exchange-traded funds or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Rule 12d1-4 went into effect on January 19, 2021. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022.

Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Such sales may also accelerate the realization of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk: The Fund may make investments in futures contracts, swaps and other derivative instruments. The futures contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private issuers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.

Municipal Securities Risk: Municipal securities risk is the risk that municipal securities may be subject to credit/default risk, interest rate risk, liquidity risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political or public health developments if it invests its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, interest earned on taxable

CCM Alternative Income Fund Summary Prospectus

municipal securities is fully taxable at the federal level and may be subject to tax at the state level. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices.

Non-Investment Grade Fixed Income Securities Risk: Non-investments grade fixed income securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

Options Risk: An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with the Fund’s ordinary securities transactions. The value of options can be highly volatile, and their use can result in loss if the Fund’s investment advisor is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Fund’s investment advisor to predict future price fluctuations and the degree of correlation between the options and securities markets. Unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members that fail to perform them in connection with the purchase or sale of options.

Preferred Stock Risk: Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond holders. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Short Sale Risk: Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales may also cause the Fund to have higher expenses than those of other funds.

Swap Agreement Risk: The Fund may enter into swap agreements, which are agreements between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury.

Warrants Risk: A warrant represents the right to purchase a security at a predetermined price for a specified period of time. Warrants are derivative instruments that present risks similar to options. If the price of the underlying security does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant.

Performance Information

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: a) the performance of the Fund from year to year; and b) how the average annual returns for the Fund compare to those of a broad-based securities market index.

The bar chart and performance table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information may be obtained at ccminvests.com or 1-877-272-1977.

The bar chart shows the performance of the Fund from year to year.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31, 2021

Best Quarter:	Q4	12/31/2020	11.25%
Worst Quarter:	Q1	3/31/2020	(27.30)%

Year to date total return for the six months ended June 30, 2022 was (3.79)%.

CCM Alternative Income Fund Summary Prospectus

The table shows the Fund’s average annual total returns for the periods ended December 31, 2020 as compared to a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/21

Institutional Shares	One Year	Five Years	Since Inception*
Returns Before Taxes	17.03%	3.52%	2.95%
Returns After Taxes on Distributions	16.21%	1.94%	1.56%
Returns After Taxes on Distributions and Sale of Fund Shares	10.26%	2.07%	1.74%
FTSE 3-Month Treasury Bill Index**	0.05%	1.11%	0.69%

*	The Fund’s inception date is May 31, 2013.

**	Formerly known as the Citigroup 3-Month U.S. Treasury Bill Index.

Investment Advisor

Community Capital Management, LLC (the “Advisor”) serves as the investment advisor to the Fund.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Of the Advisor:
Elliot Gilfarb	Inception	Head of Fixed Income of the Advisor, Senior Portfolio Manager
Andy Kaufman	October 2015	Chief Investment Officer of the Advisor, Senior Portfolio Manager
Miriam Legrand	September 2022	Director of Credit Research of the Advisor, Portfolio Manager
Daniel Caballero	September 2022	Junior Portfolio Manager
Thomas R. Lott	Inception	Portfolio Manager
Alex Alario	May 2021	Portfolio Manager

Purchase and Sale of Fund Shares

Institutional Shares of the Fund are available for purchase by (1) corporations, partnerships, business trusts, pension and retirement plans, and other institutions and organizations acting on their own behalf or on behalf of customers or other beneficial owners, (2) the Trustees and officers of the Trust, (3) directors, officers and employees of the Advisor, and (4) individuals.

If you are considering investing in Institutional Shares of the Fund, contact the Fund’s transfer agent toll-free at 1-888-272-0007. The transfer agent will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities.

The minimum initial investment for Institutional Shares is $1,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

You may sell (redeem) your Institutional Shares on any day when both the New York Stock Exchange and the Fund’s custodian are open for business (“Business Day”). Redemption requests may be in writing and sent to: CCM Alternative Income Fund, P.O. Box 588, Portland, ME 04112, or by telephone at 1-888-272-0007.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, qualified dividend income, or a combination of the above, unless you are investing through a tax-exempt or tax-deferred arrangement such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.